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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2003

                              WITNESS SYSTEMS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


             DELAWARE                   000-29335                23-2518693
   (State or Other Jurisdiction        (Commission            (I.R.S. Employer
        of Incorporation)              File Number)          Identification No.)

                           300 COLONIAL CENTER PARKWAY
                                ROSWELL, GA 30076
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (770) 754-1900
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           On March 31, 2003, Witness Systems, Inc., a Delaware corporation (the "Registrant"), acquired control of Eyretel plc, a company organized under the laws of England and Wales ("Eyretel"). The acquisition was effected pursuant to a recommended offer commenced on February 26, 2003 for all of the shares of Eyretel at a price per share of 25 pence in cash. In connection with the offer, the Registrant effected open market purchases of Eyretel shares, as permitted by applicable law, and received tenders from Eyretel shareholders. On March 21, 2003, the Registrant announced that it waived all of the conditions to the offer and declared the offer unconditional in all respects. As of March 30, 2003, the Registrant had received a sufficient number of acceptances to enable it to take action under applicable law to acquire all of the remaining outstanding shares of Eyretel it does not own or for which it has not received valid acceptances. The Registrant expects to complete this process by May 15, 2003. On March 31, 2003, the directors of Eyretel resigned from the board of directors and designees of the Registrant were elected to fill the vacancies. The Registrant is in the process of procuring an application for cancellation of Eyretel's listing on the Official List of the U.K. Listing Authority and for cancellation of trading in Eyretel shares on the London Stock Exchange.

           The consideration offered for the shares of Eyretel was determined based on arms length negotiations between the Registrant and Eyretel. The total cash consideration for the offer of approximately $59.8 million is being financed from the Registrant's existing cash resources.

           Eyretel is a provider of compliance and recording solutions for customer contact centers. The Registrant intends to continue to operate in this business through Eyretel.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)       Financial Statements of Business Acquired

           In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial statements of Eyretel required in connection with the acquisition by the Registrant of Eyretel are not included in this report, but will be filed by the Registrant within 60 days after the date of this report.

           (b)       Pro Forma Financial Information

           In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the acquisition by the Registrant of Eyretel is not included in this report, but will be filed by the Registrant within 60 days after the date of this report.

           (c)       Exhibits

           23.1      Consent of Deloitte & Touche LLP, Independent Auditors.*

           *To be filed by amendment.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 15, 2003
                                       WITNESS SYSTEMS, INC.



                                       By:       /s/ Loren B. Wimpfheimer
                                                 -------------------------------
                                                 Loren B. Wimpfheimer
                                                 Senior Vice President



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                                  EXHIBIT INDEX

Exhibit No.              Description of Document
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23.1                   Consent of Deloitte & Touche LLP, Independent Auditors.*

*To be filed by amendment.